SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

............................CIM HIGH YIELD SECURITIES............................
                (Name of Registrant as Specified In Its Charter)

............................GAIL A. HANSON, SECRETARY............................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                            CIM HIGH YIELD SECURITIES
                               101 Federal Street
                           Boston, Massachusetts 02110

                                                                 August 28, 2002

Dear Shareholder:

     The accompanying materials relate to the Annual Meeting of Shareholders of CIM High Yield Securities. The Meeting will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts on October 11, 2002 at 11:00 a.m. Eastern time.

     At the Meeting, you will be asked to vote on a proposal to elect two (2) Trustees for the Fund, and to transact such other business as may properly come before the meeting and any adjournment thereof. The proposal is described in the accompanying Notice and Proxy Statement.

     YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

     After you have voted on the proposal, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     We appreciate your participation in this important meeting. Thank you.

                                                  Sincerely,


                                                  A. George Baumann
                                                  President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


       REGISTRATION                                 VALID SIGNATURE
       ------------                                 ---------------

       CORPORATE ACCOUNTS
       ------------------

       (1)      ABC Corp.                           ABC Corp.
       (2)      ABC Corp.                           John Doe, Treasurer
       (3)      ABC Corp.
                c/o John Doe, Treasurer             John Doe
       (4)      ABC Corp. Profit Sharing Plan       John Doe, Trustee

       TRUST ACCOUNTS
       --------------

       (1)      ABC Trust                           Jane B. Doe, Trustee
       (2)      Jane B. Doe, Trustee
                u/t/d 12/28/78                      Jane B. Doe

       CUSTODIAL OR ESTATE ACCOUNTS
       ----------------------------

       (1)      John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA       John B. Smith
       (2)      John B. Smith                       John B. Smith, Jr., Executor

                            CIM HIGH YIELD SECURITIES
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 11, 2002

                          ---------------------------

To the Shareholders of CIM HIGH YIELD SECURITIES:

     Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, on October 11, 2002, at 11:00 a.m., for the following purposes:

     1.   To elect two (2) Trustees of the Fund.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on August 16, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        By order of the Board of Trustees,


                                        GAIL A. HANSON
                                        Secretary

August 28, 2002


--------------------------------------------------------------------------------
     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES
                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 11, 2002

                           ---------------------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities, a Massachusetts business trust (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held on October 11, 2002, at 11:00 a.m., at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     Proxy solicitations will be made, beginning on or about August 28, 2002, primarily by mail, but such solicitations may also be made by telephone, telegraph, or personal interviews conducted by officers or employees of the Fund; INVESCO Institutional (N.A.), Inc. ("INVESCO" or the "Adviser"), the investment adviser of the Fund; and PFPC Inc., the administrator and transfer agent of the Fund and a subsidiary of PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

     THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., 101 FEDERAL STREET, 6TH FLOOR, BOSTON, MASSACHUSETTS 02110, OR CALLING 1-800-331-1710. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 28, 2002.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Proposal. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund.

     The close of business on August 16, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of shares of beneficial interest, par value $.01 per share. On the record date, August 16, 2002, there were 6,000,198.398 shares (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 16, 2002, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. As of August 16, 2002, Cede & Co., a nominee partnership of The Depository Trust Company, located at 55 Water Street - 25th Floor, New York, New York 10041-0002, held 5,645,416.00 or 94.1 % of the Fund's Shares.

     As of August 16, 2002, the Trustees and officers as a group owned less than 1% of the Fund's Shares.

     In order that your Shares may be represented at the Meeting, you are requested to:

     -- indicate your instructions on the proxy card;

     -- date and sign the proxy card;

     -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

     -- allow sufficient time for the proxy to be received on or before 5:00
        P.M., on OCTOBER 10, 2002.

PROPOSAL: ELECTION OF TRUSTEES.

     The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. At the Meeting, two (2) of the four Trustees of the Fund are to be elected, to hold office for a period of three years and until a successor is elected and qualified. The nominees, Dr. Donald Ratajzak and Mr. Robert G. Wade, are currently Trustees of the Fund and have indicated that they will serve, if elected, but if either Trustee should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below.

NON-INTERESTED
TRUSTEES:
                                             TERM OF                                   NUMBER OF
                                             OFFICE                                   PORTFOLIOS
                                               AND                                      IN FUND
                            POSITION(S)     LENGTH OF                                   COMPLEX          OTHER
    NAME , ADDRESS,          HELD WITH        TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY    DIRECTORSHIPS
       AND AGE 1             THE FUND        SERVED       DURING PAST FIVE YEARS        TRUSTEE     HELD BY TRUSTEE
------------------------   -------------    ---------   ---------------------------   -----------   ----------------

DR. DONALD RATAJCZAK,      Chairman of      Nominee     Chairman and CEO of                1        Director, Ruby
age 59                     the Board of     for three   Brainworks Ventures, an                     Tuesday, Inc.;
                           Trustees         year term   enterprise and assets                       Director,
                                            expiring    management business; Former                 Morgan, Keegan &
                                            2005.       Director, Economic                          Company until
                                            Trustee     Forecasting Center, Georgia                 March 30, 2001,
                                            since       State University;                           remains a
                                            1987.       Professor, Georgia State                    consulting
                                                        University (retired June                    economist;
                                                        30, 2000).                                  Director, Crown
                                                                                                    Crafts;
                                                                                                    Director, TBC
                                                                                                    Corporation;
                                                                                                    Director, Regan
                                                                                                    Holdings.

------------------------   -------------    ---------   ---------------------------   -----------   ----------------
ROBERT G. WADE, JR.,       Trustee          Nominee     Consultant to INVESCO, Inc.        1        Director,
age 75                                      for three   from November 1996 to                       Pendragon.
                                            year term   December 1998; Chairman of
                                            expiring    the Board of Chancellor
                                            2005.       Capital Management, Inc.
                                            Trustee     and its  subsidiaries from
                                            since       January 1995 to November
                                            1987.       1996.

------------------------   -------------    ---------   ---------------------------   -----------   ----------------
JOHN F. NICKOLL,           Trustee          Three       Director, Chairman,                1        Chairman of
age 67                                      year term   President and Chief                         Wells Fargo
                                            expires     Executive Officer of The                    Business Credit.
                                            2003.       Foothill Group Inc., a
                                            Trustee     commercial finance and
                                            since       asset management company.
                                            1987.

------------------------   -------------    ---------   ---------------------------   -----------   ----------------
DR. BRUCE H. OLSON,        Trustee          Three       Professor of Finance, Miami        1                -
age 66                                      year term   University (Ohio)
                                            expires
                                            2004.
                                            Trustee
                                            since
                                            1987.
-------------------------- ---------------- ----------- ----------------------------- ------------- ------------------

--------
1 Address: 1166 Avenue of the Americas - 27th Floor, New York, NY 10036.

OFFICERS:
                                             TERM OF
                                             OFFICE
                                               AND
                            POSITION(S)     LENGTH OF
    NAME , ADDRESS,          HELD WITH        TIME        PRINCIPAL OCCUPATION(S)
       AND AGE *             THE FUND        SERVED       DURING PAST FIVE YEARS
------------------------   -------------    ----------  ---------------------------

A. GEORGE BAUMANN,         President        Since 2002  Head of INVESCO's
age 45                                                  Institutional Fixed Income
                                                        at INVESCO since January
                                                        2001; President and CEO of
                                                        PRIMCO Capital Management
                                                        January 1998 - December
                                                        2000; President of PRIMCO
                                                        Capital Management 1995-1998.

------------------------   -------------    ----------  ---------------------------
CINDY A. HAYES,            Treasurer        Since 2002  Chief Financial Officer of
age 37                                                  INVESCO's Institutional
                                                        Fixed Income Division since
                                                        January 2000; Controller of
                                                        PRIMCO Capital Management,
                                                        January 1996 - January 2000.

------------------------   -------------    ----------  ---------------------------
GAIL A. HANSON,            Secretary        Since 1997  Vice President, PFPC Inc.
age 60                                                  (since December 1999); prior
101 Federal Street - 6th                                to December 1999, Counsel,
Floor, Boston, MA  02110                                First Data Investor
                                                        Services, Inc.


------------------------   -------------    ----------  ---------------------------

*Address: 400 W. Market St., Suite 3300, Louisville, KY  40202-1662, unless otherwise noted.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee, as of August 1, 2002.

----------------------- ----------------------------
   NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY
                        SECURITIES HELD IN THE FUND
----------------------- ----------------------------
John F. Nickoll               $10,001-$50,000
----------------------- ----------------------------
Dr. Bruce H. Olson              $1-$10,000
----------------------- ----------------------------
Dr. Donald Ratajcak          $50,001-$100,000
----------------------- ----------------------------
Robert G. Wade, Jr.           $10,001-$50,000
----------------------- ----------------------------

     As of August 16, 2002, none of the Trustees or their immediate family members owned beneficially or of record securities in the Adviser or any entity directly or indirectly controlling, controlled by, or under common control with the Adviser, nor did any Trustee purchase or sell securities of the Adviser or its parents, or subsidiaries of either since January 1, 2001.

     The Fund pays each Trustee not affiliated with the Adviser or its affiliates an annual fee of $6,000 plus $1,000 as compensation for each board meeting and committee meeting attended. Each Trustee is reimbursed for travel and out-of-pocket expenses associated with attending board and committee meetings. The Board of Trustees held four meetings (two of which were held by telephone conference call) during the 2001 fiscal year, and each of the Trustees attended at least 75% of the meetings. The aggregate fees and expenses paid to Trustees by the Fund for the fiscal year ended December 31, 2001 amounted to $ 44,433 (including reimbursement for travel and out-of-pocket expenses).

     The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 2001. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                                             COMPENSATION TABLE
                                                 PENSION OR          TOTAL COMPENSATION
                             AGGREGATE       RETIREMENT BENEFITS        FROM THE FUND
   NAME OF PERSON          COMPENSATION      ACCRUED AS PART OF        COMPLEX PAID TO
    AND POSITION           FROM THE FUND        FUND EXPENSES             TRUSTEES
    ------------           -------------        -------------             --------
Dr. Donald Ratajczak,         $11,000                $0                   $11,000
Chairman of the Board
of Trustees

Dr. Bruce H. Olson,           $11,000                $0                   $11,000
Trustee

John F. Nickoll,
Trustee                       $11,000                $0                   $11,000

Robert G. Wade, Jr.,
Trustee                       $10,000                $0                   $10,000


                                   COMMITTEES

AUDIT COMMITTEE

     The Board of Trustees has an Audit Committee, which consists of Messrs. Nickoll, Olson, Ratajczak and Wade, all of whom are "non-interested" Trustees of the Fund as defined in the listing standards of the American Stock Exchange. None of the members of the Audit Committee is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee met once during the fiscal year ended December 31, 2001, with all members present.

                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently amended and approved by the Board on April 11, 2001. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal control. The Fund's independent auditors are responsible for planning and carrying out a proper audit.

     Ernst & Young, LLP ("Ernst & Young") was the independent auditor for the Fund for the fiscal year ended December 31, 2001. In performing its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the Fund's fiscal year ended December 31, 2001 with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee also received the written disclosures from Ernst & Young required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee considered whether the provision by Ernst & Young to the Fund of information technology services relating to financial information design and implementation, internal audit and other nonaudit services to the Fund, or of professional services to the Fund's Adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining Ernst & Young's independence and has discussed with Ernst & Young its independence.

     Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Ernst & Young, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the year ended December 31, 2001 in the Fund's Annual Report dated December 31, 2001.

     At a meeting held on April 17, 2002, upon the recommendation of the Audit Committee, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected Ernst & Young as independent auditors for the Fund for the fiscal year ending December 31, 2002. Ernst & Young has advised the Fund that, to the best of its knowledge and belief, as of the record date, no Ernst & Young professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Ernst & Young will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Ernst & Young as independent auditors.

         SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

         Dr. Bruce H. Olson, Chairman
         John F. Nickoll
         Dr. Donald Ratajczak
         Robert G. Wade, Jr.

     Set forth in the table below are fees billed by Ernst & Young to the Fund and the Adviser for the Fund's fiscal year ended December 31, 2001.

                     FINANCIAL INFORMATION SYSTEMS
      AUDIT FEES     DESIGN AND IMPLEMENTATION FEES     ALL OTHER FEES
      ----------     ------------------------------     --------------
        $23,500                $ 0                          $26,300

* "All Other Fees" includes non-audit related fees billed by Ernst & Young directly to the Fund for tax services ($1,500), as well as non0Fund related fees billed by Ernst & Young directly to the Fund's Adviser for audit and tax services


     KPMG LLP ("KPMG"), 1600 Market Street, Philadelphia, Pennsylvania, served as independent auditors for the Fund from the Fund's commencement of operations until May 3, 2001 when KPMG resigned as the Fund's auditor because of an issue regarding their independence. Under a sweep arrangement, KPMG had inadvertently invested in a money market fund advised by AIM Management Group, Inc., an affiliate of the Adviser. Such a financial interest was inconsistent with the SEC's rules as to auditor independence and investment company complexes. KPMG's reports on the financial statements for fiscal years ended December 31, 1999 and December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's resignation and from January 1, 2001 through the date of KPMG's resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

OTHER COMMITTEES

     The Board of Trustees performs the functions of a nominating committee and will consider nominees for Trustee recommended by Fund shareholders if a vacancy were to exist. Any recommendations should be forwarded to the Secretary of the Fund.

REQUIRED VOTE

     Election of Messrs. Ratajczak and Wade for Trustee requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund represented at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR PROPOSAL 1.
     ---

     All proposals by shareholders that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2003 must be received by the Fund on or before April 29, 2003 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     INVESCO Institutional (N.A.), Inc. serves as the Fund's investment adviser and its business address is 1166 Avenue of the Americas, 27th Floor, New York, NY 10036. PFPC Inc. acts as the Fund's administrator and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.

COMPLIANCE WITH THE 1934 ACT

     Section 16(a) of the 1934 Act requires the Fund's officers and Trustees, certain persons affiliated with INVESCO Institutional (N.A.), Inc. and persons who beneficially own more than 10% of the Fund's shares to file reports of ownership and changes of ownership with the SEC and the American Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 2001, all such filing requirements applicable to such persons were met.

OTHER MATTERS TO COME BEFORE THE MEETING

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

August 28, 2002

--------------------------------------------------------------------------------
     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                            CIM HIGH YIELD SECURITIES

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

     The undersigned hereby appoints Cindy Hayes and Gail A. Hanson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham McCutchen LLP, 150 Federal Street, 25th Floor, Boston, Massachusetts 02110 on October 11, 2002, at 11:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE

  X      Please mark votes as in this example.
------

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE TWO NOMINEES AS TRUSTEES.

1.   Election of TrusteeS:
     Nominees:
     Dr. Donald Ratajczak                        ___  FOR       ___ WITHHELD
     Robert G. Wade, Jr.

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            For the nominees except as noted above


                             MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ______


PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:                                           Date:
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Signature:                                           Date:
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